UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2020 (January 3, 2020)

iCoreConnect Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Village Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

iCoreConnect Inc., a Nevada corporation (“Buyer”), filed a Current Report on Form 8-K on January 7, 2020 (the “Original Form 8-K”) to report the acquisition by Buyer of substantially all of the assets and business of Computer Plumber, LLC, a North Carolina limited liability company doing business as TrinIT (“Seller”), in exchange for (i) 730,000 shares of Common Stock of Buyer, (ii) $400,000 in cash and (iii) the assumption of certain specified debts, liabilities and obligations of the Seller.

This Amendment No. 1 on Form 8-K/A is being filed to report on the audited financial statements for the Seller that the Buyer is required to file with the Securities and Exchange Commission (“SEC”) pursuant to Rule 8-04 of Regulation S-X. This Amendment No. 1 does not change any information or any disclosures contained in the Original Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 3, 2020 iCoreConnect Inc., a Nevada corporation (“Buyer”), acquired substantially all of the assets and business of Computer Plumber, LLC, a North Carolina limited liability company doing business as TrinIT (“Seller”), in exchange for (i) 730,000 shares of Common Stock of Buyer, (ii) $400,000 in cash and (iii) the assumption of certain specified debts, liabilities and obligations of Seller.

Item 3.02. Unregistered Sales of Equity Securities.

On January 3, 2020, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended, iCoreConnect Inc. issued 730,000 shares of its Common Stock to Computer Plumber, LLC.

Item 9.01. Financial Statements and Exhibits.

Rule 8-04(b) of Regulation S-X requires Buyer to file audited financial statements for Seller for its fiscal years ended December 31, 2018 (“Fiscal Year 2018”) and December 31, 2019 (“Fiscal Year 2019”). In a letter dated February 18, 2020 Buyer requested permission of the SEC to file unaudited financial statements of Seller provided to Buyer by Seller’s management for Fiscal Year 2018 and Fiscal Year 2019. In a letter dated April 16, 2020 the SEC, pursuant to its authority in Rule 3-13 of Regulation S-X, advised Buyer that the SEC permitted the omission of audited financial statements of Seller for Fiscal Year 2018, but did not give permission to omit audited financial statements of Seller for Fiscal Year 2019. Buyer has arranged for the preparation of audited financial statements of Seller for Fiscal Year 2019 and intends to use its best efforts to file such statements with the SEC at the earliest possible time.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCORECONNECT INC. (Registrant)

Dated: May 8, 2020	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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